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SELIGMAN NEW TECHNOLOGIES FUND
SELIGMAN NEW TECHNOLOGIES FUND II
Fund Performance and Portfolio Characteristics

                                                 Seligman           Seligman
                                             New Technologies   New Technologies
                                                   Fund              Fund II
--------------------------------------------------------------------------------

INCEPTION DATE                                   07/27/99           06/22/00

PERFORMANCE DATA for periods ended 9/30/02

Cumulative Total Return Since Inception
--------------------------------------------------------------------------------
Fund Performance                                 (74.55)%           (83.52)%
Goldman Sachs Technology Index                   (67.73)            (79.74)
Goldman Sachs Blended Index(1)                   (75.76)            (86.44)

Average Annual Return Since Inception
--------------------------------------------------------------------------------
Fund Performance                                 (34.97)%           (54.75)%
Goldman Sachs Technology Index                   (29.92)            (50.44)
Goldman Sachs Blended Index(1)                   (35.95)            (58.47)

One-Year Total Return
--------------------------------------------------------------------------------
Fund Performance                                 (51.69)%           (55.31)%
Goldman Sachs Technology Index                   (34.83)            (34.83)
Goldman Sachs Blended Index(1)                   (38.21)            (38.21)

Year-to-Date Total Return
--------------------------------------------------------------------------------
Fund Performance                                 (59.21)%           (62.82)%
Goldman Sachs Technology Index                   (51.16)            (51.16)
Goldman Sachs Blended Index(1)                   (55.63)            (55.63)

Past performance is no guarantee of future results. Seligman New Technologies Fund and Seligman New Technologies Fund II are closed to new investors. Seligman New Technologies Fund currently has no assets available for new venture capital investments, while Seligman New Technologies Fund II has very limited assets available for new venture capital investments.

The Funds invest primarily in stocks of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. The products of technology companies may be subject to severe competition and rapid obsolescence. In addition, investments in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments.

Returns for the Funds assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 3% maximum sales charge for Seligman New Technologies Fund and the initial 5.2% maximum sales charge for Seligman New Technologies Fund II. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Funds involves investment risks, including the possible loss of principal.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated, the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Fund's holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

                                                                      Seligman               Seligman
                                                                  New Technologies       New Technologies
                                                                        Fund                  Fund II
-------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                        07/27/99               06/22/00
PORTFOLIO DATA for period ended 9/30/02

Completed IPOs Since Inception                                           15                      2
Companies Acquired by a Third Party Since Inception                      13                      3
Companies Currently in SEC Registration                                   1                      1
Failed Investments(2)                                                    42                     11
Total Private Company Investments Since Inception                       115                     44

Venture Capital Valuation Changes Since 6/30/02                             Number of Companies
-------------------------------------------------------------------------------------------------------------
Advancing Issues                                                         13                      3
Declining Issues                                                         43                     30
Active Investments(3)                                                    66                     36

Holdings                                                                  Percent of Net Assets
-------------------------------------------------------------------------------------------------------------
Public Securities and Cash                                             37.0%                  57.0%
Private Securities                                                     63.0                   43.0

Sector Weightings                                                Public      Private    Public      Private
-------------------------------------------------------------------------------------------------------------
Broadband and Fiber Optics                                          5.4%        1.3%       6.0%        5.4%
Digital-Enabling Technologies                                       5.6        11.2       15.5        28.7
Enterprise Business Infrastructure                                  2.0         2.3        3.0         2.0
Internet Business-to-Consumer                                       2.6         6.9        2.8         0.0
Wireless                                                            8.0         3.6        7.7         8.8
Other                                                              13.4        37.7       22.0         6.1

Private Funding Analysis                                                    Percent of Net Assets
-------------------------------------------------------------------------------------------------------------
Private Securities                                                        63.9%                  43.0%
   Private Securities Funded to Break Even(4)                             59.2                   36.9
   Private Securities Subject to Financing Risk(5)                         3.8                    6.1

-------------------------------------------------------------------------------------------------------------
Average Months of Cash Remaining for Operations
(for Private Securities Subject to Financing Risk)                         2.1                    6.6

The Funds are actively managed, and holdings are subject to change.

(2) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(3) Includes companies that are funded to break even (see footnote 4), not funded to break even (see footnote 5), failed investments that have not declared bankruptcy (see footnote 2), fund of funds investments, and restricted public holdings originated from private investments.

(4) The Seligman Technology Group evaluates each private company in the portfolio and determines what it believes the point of break-even operations is for a particular company. Companies determined to be funded to break even are able to fund operations without outside financing. That determination may differ significantly from the view of the company itself and from actual results.

(5) For those companies that, in the opinion of the Seligman Technology Group, may be unable to raise additional needed capital to finance operations.

                                         Distributed by Seligman Advisors, Inc.*